SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2005

Systemax Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13792 (Commission File Number)	11-3262067 (IRS Employer Identification No.)

11 Harbor Park Drive
Port Washington, New York 11050
(Address of Principal Executive offices, including Zip Code)

Registrant's telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 4.01    Changes in Registrant’s Certifying Accountants.

          On December 9, 2005, the Company engaged Ernst & Young LLP as its independent registered public accounting firm to audit the Company’s consolidated financial statements. The Company did not, during the two most recent fiscal years and any subsequent interim period prior to engaging Ernst & Young, consult with Ernst & Young regarding any matters referred to in either paragraph 304(2)(i) or (ii) of Item 304 of Regulation S-K.

ITEM 2.02    Results of Operations and Financial Condition

          A press release regarding First Quarter 2005 financial results was issued by the Company on December 9, 2005, a copy of which is filed as an exhibit.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired - not applicable

(b)	Pro Forma Financial Information - not applicable

(c)	Exhibits

99.1	Press Release of Systemax Inc., dated December 9, 2005 regarding new auditors

99.2	Press Release of Systemax Inc., dated December 9, 2005 regarding financial results for the First Quarter of 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC. By: /s/ Steven Goldschein Name: Steven Goldschein Title: Sr. Vice President

Dated: December 13, 2005

Exhibit Index

99.1	Press Release of Systemax Inc., dated December 9, 2005 regarding new auditors

99.2	Press Release of Systemax Inc., dated December 9, 2005 regarding First Quarter 2005 financial results